Exhibit 10.15
Assignment, Assumption and Release Agreement
This ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT (this "Agreement") is entered into as of November 11, 2026 (the "Execution Date"), and effective as of September 30, 2026 (the “Effective Date”), by and among (i) XTI DRONES HOLDINGS, LLC, a Texas limited liability company ("Assignor" or "XDH"); (ii) XTI AEROSPACE, INC., a Nevada corporation ("Assignee"); and (iii) THE ORIGIN GROUP DN, INC., a Delaware corporation ("Payee"). Assignor, Assignee and Payee are each referred to herein as a "Party" and collectively as the "Parties."
Recitals
A. Assignor, Payee, Drone Nerds, LLC, a Florida limited liability company (the "Company"), and each of the Seller Owners listed on Annex A-1 thereto are parties to that certain Membership Interest Purchase Agreement, dated as of November 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement").
B. In connection with the Purchase Agreement, Assignor, as Maker, executed and delivered to Payee that certain Promissory Note, dated November 10, 2025, payable to the order of Payee in the original principal amount of $10,976,284.58 (as amended, restated, supplemented or otherwise modified from time to time, the "Note").
C. As of the Effective Date, the outstanding unpaid principal balance of the Note is $4,076,284.58, and accrued and unpaid interest from June 30, 2026 through the Execution Date, including accrued and unpaid interest relating to the Loan Fee from October 1, 2026 through the Execution Date, is $127,202.41.
D. Section 12 of the Note provides that the Maker has no right to assign its obligations under the Note without Payee's prior written consent.
E. Assignor desires to assign, and Assignee desires to assume, all obligations of the Maker under the Note, and Payee is willing to consent to such assignment and assumption and to release Assignor from all known obligations under the Note, in each case on the terms and subject to the conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
Article 1 — Definitions
Section 1.1 Defined Terms. Capitalized terms used but not defined in this Agreement have the meanings given to them in the Note or, if not defined in the Note, in the Purchase Agreement. As used in this Agreement:
"Assumed Obligations" means all indebtedness, obligations and liabilities of the Maker under the Note, whether arising or accruing before, on or after the Effective Date, including all principal, interest (including interest at the default rate and interest added to principal under Section 3 of the Note), costs of collection, attorneys' fees and other amounts payable thereunder, and all covenants and agreements of the Maker set forth therein.

"Person" means any individual, corporation, limited liability company, partnership, trust, governmental authority or other entity.
Section 1.2 Interpretation. The words "include," "includes" and "including" are deemed to be followed by "without limitation." Headings are for convenience only and do not affect interpretation.
Article 2 — Assignment and Assumption
Section 2.1 Assignment. Effective as of the Effective Date, Assignor hereby assigns, transfers, conveys and delegates to Assignee all of Assignor's obligations as Maker under the Note, together with all of Assignor's rights and benefits as Maker thereunder, including the right to prepay the Note under Section 3 of the Note.
Section 2.2 Assumption. Effective as of the Effective Date, Assignee hereby accepts the foregoing assignment and expressly, absolutely and unconditionally assumes, and agrees to pay, perform and discharge when due, all of the Assumed Obligations (and for the avoidance of doubt, other obligations assigned to Assignee pursuant to Section 2.1, if any), as primary obligor and not as surety. Assignee agrees that it is bound by every term, covenant and condition of the Note as the "Maker" thereunder to the same extent as if Assignee had been the original signatory thereto, including Sections 4, 9, 10, 12 and 13 of the Note. Assignee hereby makes to Payee, as of the Effective Date, each of the representations and warranties set forth in Section 5 of the Note.
Section 2.3 References to Maker. From and after the Effective Date, each reference in the Note to the "Maker," "undersigned" or words of similar import shall mean and refer to Assignee.
Section 2.4 Continuing Indebtedness. The Note remains in full force and effect, and the indebtedness evidenced thereby continues as an obligation of Assignee. Nothing in this Agreement constitutes a payment, satisfaction or extinguishment of that indebtedness, and the release in Article 3 operates only as to the Assignor. Except as expressly provided in this Agreement, the principal balance, Interest Rate, Required Payment Dates, Due Date and all other terms of the Note are unchanged.
Section 2.5 No Effect on Payment Application. Any payment made by Assignor under the Note before the Effective Date shall be credited against the Assumed Obligations in accordance with the terms of the Note.
Section 2.6 Amendment and Restatement. The Assignee and Payee intend to amend and restate the the Note on the Effective Date promptly upon the consummation of the transactions contemplated by this Agreement.
Article 3 — Consent and Release
Section 3.1 Consent. Payee hereby irrevocably consents, for purposes of Section 12 of the Note and any similar provision of the Purchase Agreement, to the assignment and assumption set forth in Article 2.
Section 3.2 Release. EFFECTIVE AS OF THE EFFECTIVE DATE, PAYEE HEREBY IRREVOCABLY, UNCONDITIONALLY AND FOREVER RELEASES, ACQUITS AND DISCHARGES ASSIGNOR FROM ANY AND ALL KNOWN OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS AND EXPENSES OF EVERY KIND, WHETHER FIXED OR CONTINGENT, ACCRUED OR UNACCRUED, AND WHETHER ARISING BEFORE, ON OR AFTER THE EFFECTIVE DATE, ARISING UNDER, OUT OF OR IN CONNECTION WITH THE NOTE, INCLUDING ALL

OBLIGATIONS TO PAY PRINCIPAL, INTEREST (INCLUDING DEFAULT INTEREST), COSTS OF COLLECTION, ATTORNEYS' FEES OR ANY OTHER AMOUNT UNDER THE NOTE (COLLECTIVELY, THE "RELEASED CLAIMS").
Section 3.3 Covenant Not to Sue. Payee covenants that it will not commence, voluntarily aid or prosecute any action or proceeding against Assignor based in whole or in part on any Released Claim. This Agreement may be pleaded as a full and complete defense to, and used as the basis for an injunction against, any such action or proceeding.
Section 3.4 Limitations. Notwithstanding Sections 3.2 and 3.3:
1.Nothing in this Agreement releases, limits or impairs any Assumed Obligation of Assignee, and Assignee shall remain fully liable for all amounts owing under the Note;

2.The release applies only to obligations arising under the Note and does not release any Person from its obligations under the Purchase Agreement or any other agreement, except to the extent such obligations consist of payment of the Note; and

3.Nothing in this Agreement releases any Party from its obligations under this Agreement.
Section 3.5 Assignee's Waiver of Suretyship Defenses. Assignee agrees that the release of the Assignor shall not discharge, diminish or otherwise affect the Assumed Obligations. To the fullest extent permitted by applicable law, Assignee waives any defense that it might otherwise have by reason of the release of any co-obligor, guarantor or other Person, including any right of contribution, reimbursement or subrogation against any Person with respect to the Notes.
Section 3.6 Acknowledgment. PAYEE ACKNOWLEDGES THAT (A) IT HAS READ AND UNDERSTANDS THIS ARTICLE 3; (B) IT HAS HAD THE OPPORTUNITY TO CONSULT WITH INDEPENDENT LEGAL COUNSEL OF ITS CHOOSING; AND (C) THE RELEASE IN SECTION 3.2 IS CONSPICUOUS AND SATISFIES ANY EXPRESS NEGLIGENCE, FAIR NOTICE OR CONSPICUOUSNESS REQUIREMENT UNDER APPLICABLE LAW.
Article 4 — Representations and Warranties
Section 4.1 Mutual. Each Party represents and warrants to each other Party that (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) it has full power and authority to execute, deliver and perform this Agreement; (c) the execution, delivery and performance of this Agreement have been duly authorized by all necessary organizational action; (d) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity; and (e) no consent of any other Person is required for its execution, delivery and performance of this Agreement that has not been obtained.
Section 4.2 Payee. Payee represents and warrants to each other Party that (a) Payee is the sole legal and beneficial owner and holder of the Note; and (b) Payee has not sold, assigned, transferred, pledged, participated or otherwise encumbered any interest in the Note or any Released Claim.
Section 4.3 Assignee. Assignee represents and warrants to each other Party that (a) it has received and reviewed copies of the Note and the Purchase Agreement and has had the opportunity to review them with independent legal counsel; and (b) after giving effect to the assumption of the Assumed Obligations, Assignee is solvent.
Section 4.4 Assignor. Assignor represents and warrants to each pother Party that the amounts set forth in Recital C are true and correct as of the Effective Date.
Section 4.5 Survival. The representations and warranties in this Article 4 survive the execution and delivery of this Agreement.
Article 5 — Miscellaneous
Section 5.1 Effectiveness. This Agreement becomes effective on the Effective Date upon its execution and delivery by each Party.
Section 5.2 Further Assurances. Each Party shall execute and deliver such further instruments and take such further actions as any other Party may reasonably request to carry out the intent of this Agreement.
Section 5.3 Governing Law. This Agreement is governed by, and construed in accordance with, the substantive laws of the State of Texas, without regard to conflict-of-laws principles that would require the application of the laws of another jurisdiction.
Section 5.4 Jurisdiction; Waiver of Jury Trial. Each Party irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Dallas County, Texas, in any action or proceeding arising out of or relating to this Agreement. EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.
Section 5.5 Successors and Assigns. This Agreement binds and benefits the Parties and their respective successors and permitted assigns.
Section 5.6 Amendments and Waivers. This Agreement may be amended or waived only by a written instrument signed by each Party.
Section 5.7 Expenses. Except as otherwise provided in this Agreement, each Party bears its own costs and expenses in connection with this Agreement.
Section 5.8 Notices. Notices to Parties shall be given in the manner set forth in the Purchase Agreement (with notices to Assignee determined as of it was the Assignor).
Section 5.9 Severability. If any provision of this Agreement is held invalid, illegal or unenforceable, the remaining provisions remain in full force and effect.
Section 5.10 Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which is an original and all of which together constitute one instrument. Signatures delivered by electronic transmission (including .pdf and any electronic signature complying with the U.S. federal ESIGN Act or the Texas Uniform Electronic Transactions Act) are binding.
Section 5.11 Entire Agreement. THIS AGREEMENT AND THE OTHER DOCUMENTS REFERRED TO OR CONTEMPLATED HEREIN REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL

AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Assignment, Assumption and Release Agreement as of the Effective Date.
ASSIGNOR:

XTI DRONES HOLDINGS, LLC

By:

/s/ Brooke Turk
Name: Brooke Turk
Title: Chief Financial Officer

ASSIGNEE:

XTI AEROSPACE, INC.

By:

/s/ Brooke Turk
Name: Brooke Turk
Title: Chief Financial Officer

PAYEE:

THE ORIGIN GROUP DN, INC.

By:

/s/ Robert Weitzner
Name: Robert Weitzner
Title: Vice President

ACKNOWLEDGED AND AGREED by the Company, solely for purposes of

Articles 3 and 5:
DRONE NERDS, LLC

By:

/s/ Brooke Turk
Name: Brooke Turk
Title: Chief Financial Officer

[Signature Page to Assignment, Assumption and Release Agreement]